Exhibit 10.24

Execution Copy

AMENDMENT NO. 1

TO

YAHOO! PUBLISHER NETWORK SERVICE ORDER

THIS AMENDMENT No. 1 (this “Amendment No. 1”) is made and entered into as of September 25, 2007 by Overture Services, Inc. (“OSI”) and Overture Search Services (Ireland) Limited (“OSSIL” and collectively with OSI, “Overture”), on the one hand, and MDNH, Inc. and MDNH International Ltd (collectively, “Publisher”), on the other hand, and amends the Yahoo! Publisher Network Service Order #1-8196149 between Overture and Publisher entered into as of August 7, 2007 (the “Agreement”).

In consideration of mutual covenants and conditions, the receipt and sufficiency of which are hereby acknowledged, Publisher and Overture hereby agree as follows:

1. The Agreement is hereby amended to add the following after Section C of Attachment A to the Agreement:

“D. Additional Requirements for Graphics

1. Implementations. Publisher may display (a) non-clickable mouse-over images displaying the homepage of an Advertiser’s website in connection with Domain Match Results displayed on a results page (“Mouse-over Images”) and/or (b) Hyperlinks in the form of clickable graphical images (“Graphical Hyperlinks”) which link to a results page ((a) and (b) collectively, “Graphics”); in each of the aforementioned (a) and (b), such Graphics shall be provided by Publisher, utilizing Publisher’s technology or the technology of a Publisher vendor, in a manner that is substantially similar to the mock-ups attached as Exhibit A to Amendment No. 1 to this Agreement. If Publisher wishes to materially alter the manner in which Graphics are displayed, Publisher must provide written notice thereof to Overture and Overture may approve or disapprove such new design. For the avoidance of doubt, the Graphics shall not redirect the user to an Advertiser’s web page when clicked upon by a user.

2. Representations and Warranties. Publisher represents and warrants that it has the legal right, power and authority to exploit the Graphics as contemplated in this Agreement.

3. Prohibited Advertisers. “Prohibited Advertisers” are Advertisers who Overture believes for business or contractual reasons should not have Mouse-over Images displayed in connection with their Domain Match Results. Overture may provide Publisher with a list of Prohibited Advertisers (“Prohibited Advertiser List”) for whom Mouse-over Images shall not be displayed. Overture shall have the right to update the Prohibited Advertiser List from time to time in its sole discretion with at least *** prior written notice.

4. Display. Overture shall have the right to request that Publisher block or change the Mouse-over Images used for one or more Advertisers, or remove a Graphical Hyperlink (as set forth in the guidelines attached as Exhibit B to Amendment No. 1 to this Agreement) for any reason or no reason. Publisher shall change or block, or cause to be changed or blocked in the case of a vendor technology, the Graphics within *** of its receipt (including by email) of such request hereunder from Overture.

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to the omitted portions.

Execution Copy

5. Guidelines. The parties shall abide by the guidelines set forth as Exhibit B to Amendment No. 1 to this Agreement in order to determine how Graphics should be displayed in connection with Publisher’s Offerings and how to handle comments from Advertisers and Third Parties (as defined in Exhibit B to Amendment No. 1 to this Agreement). These guidelines may be changed from time to time in Overture’s sole discretion with at least *** prior written notice.

6. Indemnification. In addition to and without limitation of Publisher’s indemnification obligations under Section 15 of Attachment B (Terms and Conditions) to this Agreement, Publisher shall defend and/or settle, and pay damages awarded pursuant to, any claim brought against Overture and/or Overture Related Parties, its or their officers, directors, employees, agents and third party service providers, arising from or related to any aspect of Publisher’s use of Graphics, including but not limited to the selection or display of Graphics in connection with Publisher’s Offerings and/or any technology used in the implementation of Graphics as outlined herein. The limitation of liability described in Section 17 of Attachment B (Terms and Conditions) to this Agreement shall not apply to any amounts owed by Publisher under this Section.

7. Termination. In addition to the foregoing, Overture shall have the right, for any reason or no reason, in its sole discretion, to immediately require Publisher to terminate the implementation of Graphics described in this Section D.”

2. The Agreement is amended to provide that references in the Agreement to “this Agreement” or “the Agreement” (including indirect references such as “hereunder”, “hereby”, “herein” and “hereof) shall be deemed references to the Agreement as amended hereby. All capitalized defined terms used but not defined herein shall have the same meaning as set forth in the Agreement.

3. Except as expressly set forth herein, the Agreement will remain in full force and effect in accordance with its terms. In the event of a conflict between the terms of this Amendment No. 1 and the Agreement, the terms of this Amendment No. 1 shall govern.

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to the omitted portions.

Execution Copy

IN WITNESS WHEREOF, this Amendment No. 1 has been executed by the duly authorized representatives of the parties hereto.

MDNH, Inc.		Overture Services, Inc.

By:	/s/ Brendhan Hight	By:	/s/ Dean Stackel
Name:	Brendhan Hight	Name:	Dean Stackel
Title:	President	Title:	VP, BD

Date:	9/25/07	Date:	9/25/07

MDNH International, Ltd.		Overture Search Services (Ireland) Limited

By:	/s/ Brendhan Hight	By:	/s/ Dan McCarthy
Name:	Brendhan Hight	Name:	Dan McCarthy
Title:	President	Title:	Director

Date:	9/25/07	Date:	6/12/07

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to the omitted portions.

Execution Copy

Exhibit A to the Amendment No. 1

MOCKUPS

Graphics Mock-ups

To be mutually agreed upon by Overture and Publisher within five (5) business days of Amendment No. 1 being fully executed.

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to the omitted portions.

Execution Copy

Exhibit B to Amendment No. 1

GUIDELINES FOR USING GRAPHICS

These Guidelines may be updated by Overture from time to time, in Overture’s sole discretion.

Selection and Mapping

1. Mouse-over Images are only sourced from the applicable Advertiser’s website homepage.

2. Graphical Hyperlinks are only sourced from such images that Publisher has a full, unencumbered right to exploit as contemplated herein.

3. All Graphics are reviewed and selected by a human editor for relevance and image quality. All Graphics must be labeled with keywords which describe the Graphic and the results obtained when the Graphic is clicked on by the user.

4. For Graphical Hyperlinks, Publisher will provide a relevant clickable graphical image that best represents an individual keyword/listing, which image shall be free of trademarks and licenses not covered by this Agreement. In the case of listings related to specific products, the Graphical Hyperlink of the product may contain the trade name.

5. All Mouse-over Images shall be updated at least every ***.

6. Graphics shall not be offensive, obscene or of an adult nature, unless the Overture adult parameter has been specifically selected to accept Advertiser listings of an adult nature.

Advertiser Feedback

1. Notice of any Advertiser inquiries relating to the Graphics will be forwarded by Publisher to Overture.

2. If Overture or an Advertiser wishes to have a Graphic replaced, Overture will send an email to Publisher’s designated representative with the new Graphic attached, and Publisher shall arrange to have the new Graphic uploaded into the system immediately after receipt of such email.

3. If Overture or an Advertiser wishes to have a Graphic suppressed, Overture will send an email to Publisher’s designated representative, and Publisher shall arrange to suppress such Graphic for display immediately after receipt of such email.

Third Party Feedback

1. Each party shall promptly notify the other party regarding any concerns raised by a non-Advertiser third party (“Third Party”) regarding a Graphic provided pursuant to this Agreement.

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to the omitted portions.

Execution Version

AMENDMENT NO. 2

TO

YAHOO! PUBLISHER NETWORK SERVICE ORDER

THIS AMENDMENT No. 2 (this “Amendment No. 2”) is made and entered into effective as of August 1. 2008 the (“Amendment No. 2 Effective Date”) by Yahoo! Inc. as successor-in-interest to Overture Services. Inc. and Overture Search Services (Ireland) Limited (“OSSIL” and collectively with Yahoo! Inc., ‘“Overture”), on the one hand, and MDNH, Inc. and MDNH International Ltd (collectively, “Publisher”), on the other hand, and amends the Yahoo! Publisher Network Service Order # 1 -8196149 between Overture and Publisher entered into as of August 7, 2007, as amended by Amendment No. 1 dated September 25, 2007 (the “Agreement”).

In consideration of mutual covenants and conditions, the receipt and sufficiency of which are hereby acknowledged. Publisher and Overture hereby agree as follows:

1. This Agreement is hereby amended to delete the preamble in Attachment A — Implementation Requirements and replace it with the following:

“The following requirements apply to all Links and Results shown in the SO. Any provisions concerning Links and Results not explicitly listed in the SO do not apply to Publisher. Yahoo! Inc. is solely responsible for the Overture rights, obligations and duties described under this Agreement for the markets included as part of the Territory within the Americas and OSSIL is solely responsible for the Overture rights, obligations and duties described under this Agreement for all the markets included as part of the Territory outside the Americas. The use of the term “Overture” throughout this Agreement shall refer to Yahoo! Inc. in relation to the markets included as part of the Territory within the Americas and shall refer to OSSIL in relation to all markets included as part of the Territory outside of the Americas.”

2. This Agreement is hereby amended to delete the definition of Territory in Section 29 (“Definitions”) of the Agreement in its entirety and replace it with the following:

“Territory: [***].”

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to the omitted portions.

Execution Version

3. The Agreement is amended to provide that references in the Agreement to “this Agreement” or “the Agreement” (including indirect references such as “‘hereunder”, “hereby”, “herein” and “hereof’) shall be deemed references to the Agreement as amended hereby. All capitalized defined terms used but not defined herein shall have the same meaning as set forth in the Agreement.

Except as expressly set forth herein, the Agreement will remain in full force and effect in accordance with its terms. In the event of a conflict between the terms of this Amendment No. 2 and the Agreement, the terms of this Amendment No. 2 shall govern.

IN WITNESS WHEREOF, this Amendment No. 2 has been executed by the duly authorized representatives of the parties hereto.

MDNH, Inc.		Yahoo! Inc.

By:	/s/ Brendhan Hight	By:	/s/ Mary Grant
Name:	Bendhan Hight	Name:	Mary Grant
Title:	President	Title:	VP, US Markets

Date:	11/4/08	Date:	12 Nov 08

MDNH International Ltd.		Overture Search Services (Ireland) Limited

By:	/s/ Brendhan Hight	By:	/s/ Ronnie Cobane
Name:	Bendhan Hight	Name:	Ronnie Cobane
Title:	President	Title:	Director

Date:	11/4/08	Date:	29/10/08

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to the omitted portions.

Execution Copy

AMENDMENT NO. 3

TO

YAHOO! PUBLISHER NETWORK SERVICE ORDER

THIS AMENDMENT No. 3 (this “Amendment No. 3”) is made and entered into as of May 21, 2010 by Yahoo! Inc., as successor in interest to Overture Services, Inc., and Yahoo! Sarl, as successor in interest to Overture Search Services (Ireland) Limited, (collectively “Yahoo!”), on the one hand, and MDNH, Inc. and MDNH International Ltd. (collectively, “Publisher”), on the other hand, and amends the Yahoo! Publisher Network Service Order #1-8196149 between Overture and Publisher entered into as of August 7,2007, as amended (the “Agreement”).

WHEREAS, in accordance with the Agreement, Publisher delivered a written notice to Yahoo! dated April 28,2010 notifying Yahoo! that Publisher intended to terminate the Agreement with an effective date of July 1, 2010 (the ‘Termination Notice”);

WHEREAS, the parties are now negotiating a renewal of the Agreement, and desire to extend the term of the Agreement.

NOW THEREFORE, in consideration of mutual covenants and conditions, the receipt and sufficiency of which are hereby acknowledged, Publisher and Yahoo! hereby agree as follows:

1. The Termination Notice shall be of no force and effect. The End Date on the first page of the SO is hereby extended to September 30, 2010 (“Extended End Date”) but shall otherwise remain July 1 for any renewal periods.

2. Publisher shall have the right, after August 1, 2010 and up until the Extended End Date to provide Yahoo! with written notification of its intent to terminate the Agreement, and the effective termination date of the Agreement shall be set forth in such notice provided such effective date shall not be less than ***.

3. The parties are hereby released until the Extended End Date from the obligation set forth on the first page of the SO to provide a notice of non-renewal of at least *** before the expiration of the then current term. For any term ending thereafter, the *** notice period for non-renewal will be reinstated as required by the terms of the Agreement.

4. The Notice Section on the second page of the SO is amended to add the following address for Yahoo! Sarl:

“Yahoo! Sarl

ZA la Pièce No 4

Route de 1’Etraz

1180 Rolle, Switzerland

Fax: 44 20 7131 1775        Attn: Legal”

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to the omitted portions.

Execution Copy

5. Section 27 of Attachment B to the Agreement shall be amended to include Sections 9 and 10 of the Website Marketing Attachment to survive expiration or termination of the Agreement.

6. The Agreement is amended to provide that references in the Agreement to (i) “this Agreement” or “the Agreement” (including indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed references to the Agreement as amended hereby, (ii) references to “Overture” or “Yahoo! Search Marketing” shall be deemed references to “Yahoo! Inc.,” and (iii) all references to “Overture Search Services (Ireland) Limited” or “OSSIL” shall be deemed references to “Yahoo! Sarl.” All capitalized defined terms used but not defined herein shall have the same meaning as set forth in the Agreement.

Except as expressly set forth herein, the Agreement will remain in full force and effect in accordance with its terms. In the event of a conflict between the terms of this Amendment No. 3 and the Agreement, the terms of this Amendment No. 3 shall govern.

IN WITNESS WHEREOF, this Amendment No. 3 has been executed by the duly authorized representatives of the parties hereto.

MDNH, Inc.		Yahoo! Inc.

By:	/s/ Brendhan Hight	By:	/s/ David Sullivan
Name:	Bendhan Hight	Name:	David Sullivan
Title:	President	Title:	Vice President, Bus. Dev.

Date:	5/24/10	Date:	5/24/10

MDNH International Ltd.		Yahoo! Sarl

By:	/s/ Brendhan Hight	By:	/s/ Jean Christophe Conti
Name:	Bendhan Hight	Name:	Jean Christophe Conti
Title:	President	Title:	VP Head of Partnerships EUROPE

Date:	5/24/10	Date:	June 1st 2010

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to the omitted portions.